Amendment
to Credit Agreement
dated January 30, 2009

17th of March 2017 Moscow

PAO TMK, a company incorporated and organized under the laws of the Russian Federation with its registered office at 40, 2A, Pokrovka St., Moscow 105062, Russian Federation (hereinafter referred to as the "**Lender**"), represented by Tigran Petrosyan, acting on the base of Power of Attorney, on the one part,

and

IPSCO Tubulars Inc, a company incorporated and organized under the laws of the State of Delaware, USA, (hereinafter referred to as the "**Borrower**"), represented by Evgeny Makarov, on the other part, are Parties to the Credit Agreement dated January 30, 2009, as amended on November 01, 2010, as amended and restated November 29, 2010, as amended July 15, 2013, as amended July 08, 2015, as amended February 11, 2016, and as amended January 20, 2017 (the "**Credit Agreement**"), hereby amend the Credit Agreement as follows:

1. Amend the following definition of Section 1.01. of the Credit Agreement:

   "**2016 Financing Period**" means a period from the date of first instalment of the 2016 Financing to June 23, 2023.

2. Section 9.02 of the Credit Agreement is amended as following:

   9.02 Financing Interest 2016.

   (a) The interest on the 2016 Financing (the "**Financing Interest 2016**") shall be calculated at the rate 8,5% through 17/03/2017and from 18/03/2017 shall be calculated at the rate 7.2% per annum on the basis of 365/366 day year according to actual quantity of days.

Дополнительное соглашение
к Договору займа
от 30 января 2009 года

17 марта 2017 года Москва

Публичное акционерное общество «Трубная Металлургическая Компания», общество, учрежденное в соответствии с законодательством Российской Федерации, с зарегистрированным офисом по адресу: Российская Федерация, 105062, Москва, ул. Покровка, 40, 2А (далее именуемое «**Займодавец**), в лице Петросяна Т.И., действующего на основании Доверенности, с одной стороны,

и

IPSCO Tubulars Inc, общество, учрежденное в соответствии с законами штата Делавэр, США (далее именуемое «**Заемщик**»), лице Евгения Макарова, с другой стороны, являются Сторонами Договора займа от 30 января 2009 года, в редакции от 01 ноября 2010 года, в редакции от 29 ноября 2010 года, в редакции от 15 июля 2013 года, в редакции от 08 июля 2015 года, в редакции от 11 февраля 2016 года и в последней редакции от 20 января 2017 г. («**Договор займа**»), настоящим вносят следующие изменения в Договор займа:

1. Изложить следующее определение Пункта 1.01. Договора займа в новой редакции:

   «**Заемный период 2016**» подразумевает период с даты предоставления первого Платежа по Займу 2016 по 23 июня 2023 года.

2. Пункт 9.02 Договора займа изложить в следующей редакции:

   9.02 Проценты по займу 2016.

   (а) Проценты по Займу 2016 («**Проценты по займу 2016**») рассчитываются по ставке 8.5% годовых до 17.03.2017 года включительно, а с 18.03.2017 года рассчитываются по ставке 7,2% годовых на основе 365/366-дневного года, исходя из фактического количества дней.

(b) The Financing Interest 2016 is calculated monthly from the Disbursement Date (this date is not included) until the Financing Payment Date (this date is included). When the 2016 Financing is disbursed in installments, the interest shall be calculated from the Disbursement Date of the instalment (this date is not included) until the date of repayment of such part of the 2016 Financing amount (this date is included).

(b) Проценты по займу 2016 рассчитываются ежемесячно, начиная с Даты предоставления займа (не включая эту дату) и заканчивая Датой выплаты займа (включая эту дату). В случае предоставления Займа 2016 несколькими выплатами процент рассчитывается с Даты предоставления части Займа (не включая эту дату) и до даты погашения такой части Займа 2016 (включая эту дату).

(c) The Financing Interest 2016 shall accrue on the amounts outstanding from the 2016 Financing from time to time.

(c) Проценты по займу 2016 начисляются на суммы, не погашенные по Займу 2016.

(d) The accrued Financing Interest 2016 shall only be payable quarterly on the days of partial repayments and on the Repayment Date".

(d) Начисленные Проценты по займу 2016 выплачиваются ежеквартально в дату частичного погашения займа и в Дату погашения».

3. Section 9.03 (b) of the Credit Agreement is amended as following:

The Borrower shall repay the 2016 Financing by crediting the appropriate amount to the Lender's account as following:

- From 2nd quarter of 2017 partial repayments of 2016 Financing shall be made quarterly no later than 25th day of the last month of a quarter in amount of USD 2,100,000.00 for the principal of the loan;

- Final repayment of 2016 Financing shall be made no later than on the Repayment Date.

3. Пункт 9.03 (b) Договора займа изложить в следующей редакции:

Заемщик обязан погашать Заем 2016 посредством перечисления соответствующей суммы на счет Займодавца в следующем порядке:

- Начиная с 2 квартала 2017 года осуществляется частичное погашение основной суммы Займа 2016 ежеквартально в срок не позднее 25-ого числа последнего месяца квартала по 2 100 000 долларов США;

- Окончательное погашение Займа 2016 осуществляется в Дату погашения.

4. This Amendment shall be effective on the date of its conclusion.

4. Это Дополнительное соглашение вступает в силу с даты его заключения.

5. All other terms and conditions of the Credit Agreement shall remain unchanged.

5. Все прочие условия Договора займа остаются без изменений.

6. This Amendment is executed in two original copies in English and in Russian. The English language shall prevail over the Russian.

6. Настоящее Дополнительное соглашение заключено в двух подлинных экземплярах, на английском и русском языках. Английский язык имеет преимущество перед русским.

7. This Amendment and all claims and causes of

7. Настоящее Дополнительное соглашение и

action arising from this Amendment shall be construed in accordance with and governed by the laws of the State of New York.

все претензии и основания для предъявления иска, возникающие на основании этого Дополнительного соглашения, регулируются и толкуются в соответствии с законами штата Нью-Йорка (США).

For and on behalf of the Borrower
Name: Evgeny Makarov
Title: Vice president and
Chief Financial Officer

For and on behalf of the Lender
Name: Tigran Petrosyan
Title: Deputy General Director
for Economics and Finance